UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

Acadian Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38979	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 State Street, Suite 601A
Boston, Massachusetts 02109
(617) 369-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AAMI	New York Stock Exchange
4.800% Notes due 2026	AAMI 26	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    Other Events.

As previously disclosed, on October 30, 2025, Acadian Asset Management Inc. (the “Company”) issued a notice for the full redemption of all $275 million aggregate principal amount outstanding of its 4.800% Senior Notes due July 27, 2026 (CUSIP: 10948WAA1) (the “2026 Notes”). The 2026 Notes were issued under (i) the Indenture, dated as of July 25, 2016, among the Company, Wilmington Trust, National Association, as Trustee (the “Trustee”), and Citibank, N.A., as Securities Administrator (the “Securities Administrator”), (ii) the First Supplemental Indenture, dated as of July 25, 2016, among the Company, the Trustee and the Securities Administrator (the “First Supplemental Indenture”) and (iii) the Third Supplemental Indenture, dated as of July 11, 2019 among the Company, the Trustee and the Securities Administrator.

The redemption is expected to occur on December 1, 2025 (the “Redemption Date”). The redemption price for the 2026 Notes is $1,004.01 per $1,000.00 of principal amount of the 2026 Notes, which is equal to the sum of the present values of the Remaining Scheduled Payments (as defined in the First Supplemental Indenture), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the First Supplemental Indenture) plus 0.50% (50 basis points), plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date. The accrued and unpaid interest to be paid on redemption is $4,546,666.67.

ITEM 9.01                                       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	November 25, 2025	ACADIAN ASSET MANAGEMENT INC.

		By:	/s/ Scott Hynes
		Name:	Scott Hynes
		Title:	Chief Financial Officer